UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549
                                AMENDMENT NO. 1
                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported):  DECEMBER  19,  2007

                           ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-3936        11-1826363
     (State or other jurisdiction   (Commission     (IRS Employer
     of incorporation)              File Number)     Identification No.)

                   80 CABOT COURT
              HAUPPAUGE,  NEW  YORK                  11788
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  631-435-8300

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230-425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     This Form 8-K/A amends the Current Report on Form 8-K of Orbit International Corp. ("Orbit") dated December 19, 2007, regarding Orbit's acquisition of all of the issued and outstanding capital stock of Integrated Consulting Services, Inc. The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by
Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (A)     FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED

     (i) The audited balance sheet of Integrated Consulting Services, Inc. as of December 31, 2007 and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 2007 are attached hereto as
Exhibit 99.1. The audited balance sheet of Integrated Consulting Services, Inc. as of December 31, 2006 and the related statements of income, stockholders' equity and cash flows for the year ended December 31, 2006 are attached hereto as Exhibit 99.2.

     (B)     PRO FORMA FINANCIAL INFORMATION

     (i) Orbit International Corp. and Subsidiaries unaudited pro forma combined balance sheet as of December 31, 2007 and the unaudited pro forma combined statement of operations for the year ended December 31, 2007 are attached hereto as Exhibit 99.3.

     (C)  EXHIBITS.

Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit Number     Description
--------------     -----------

99.1       Integrated Consulting Services, Inc. Financial Statements - December
           31, 2007

99.2     Integrated Consulting Services, Inc. Financial Statements - December
          31, 2006

99.3 Orbit International Corp. and Subsidiaries Unaudited Pro Forma Combined Financial Information - December 31, 2007

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     March 7, 2008


                              Orbit International Corp.


                                By: /s/ Dennis Sunshine
                                   --------------------
                                Dennis Sunshine
                                Chief Executive Officer

                                 /s/ Mitchell Binder
                                 -------------------
                                Mitchell Binder
                                Chief Financial Officer